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                                                                   EXHIBIT 10.18


[FREMONT GROUP LETTERHEAD]


TO:      MR. RONALD L. LEALOS                    FAX: 1-206-254-7942
         MR. DUKE VAN KALKEN                          011-65-773-6733

                                  PAGE 1 OF 1

FROM:    LAKSHMAN R. SENGAL, Ph.D.           OUR FAX: (312) 263-2340
         FREMONT NOVO SCIENCES                        (312) 332-5914

DATE:    MARCH 4, 1995                       REF: Number Illegible


Gentlemen:

Pursuant to conversations held today among Ronald L. Lealos, David F. Wolf, and myself, it is our understanding that the Sub-License Agreement (the "Sub-License Agreement") among Saliva Diagnostic Systems Inc., and Fremont Novo Sciences is amended as follows:

1. In paragraph 6. A. of the Sub-License Agreement the date "March 1, 1995," shall be deleted and the date "March 7, 1995," shall be substituted.

2. In paragraph 6. B. of the Sub-License Agreement the date "March 1, 1995," shall be deleted and the date "March 15, 1995," shall be substituted. In the event funds are not transferred by wire as provided in this paragraph by March 15, 1995, the Sub-License rights of distribution of Omni-SAL devices under the Sub-License Agreement shall lapse.

3. If Saliva Diagnostic Systems Inc. demonstrates to the undersigned that technical changes in the Sero-Strips can be economically and easily made within a reasonable time, the sensitivity measure for the 500 Sero-Strips referred to in paragraph 7. a. 1. Of the Sub-License Agreement shall be 95% rather than 98%.

If the above meets with your understanding and agreement, please execute a copy of this fax and fax it to the undersigned as soon as possible.

With best regards,                              Agreed to this 8 day of
                                                March, 1995.

FREMONT NOVO SCIENCES                           Saliva Diagnostic
Systems, Inc.

/s/ Lakshman R. Sengal, Ph.D.                   By /s/ Ronald L. Lealos
President
                                                Saliva Diagnostic Systems
LRS/naw                                         (Singapore) Pte. Ltd.

                                                By /s/ Duke Van Kalken